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                                                                 Exhibit 10.5

                          TELEVISION STATION AGREEMENT

This Agreement (the "Agreement") is entered into by and between Yahoo! Inc., a Delaware corporation ("Yahoo") and Independent Music Network, Inc., a Delaware corporation ("Station"), known jointly as the Parties, this 20th day of March, 2000. In consideration of the mutual promises contained herein, the Parties agree as follows:

1.       DEFINITIONS:

         Unless otherwise specified, capitalized terms used in this Agreement shall have the meanings attributed to them in EXHIBIT A hereto.

2.       YAHOO COVENANTS:

    (a) Yahoo will design, host and maintain the Access Page. The audio and/or audiovisual files of the Programming will be directly accessible from such locations on the System designated by Yahoo, including, but not limited to, the Access Page. Station acknowledges that as between Yahoo and Station, Yahoo has the exclusive right to sell, and all revenue derived from, all advertising on the Yahoo Properties, including sponsorships and advertising on the Access Page, and shall accept or refuse any such advertising in its sole discretion.
    (b)  Yahoo hereby grants Station the right***
    (c) Yahoo or a Yahoo Affiliate (as determined by Yahoo) will utilize its streaming software and hardware as necessary to transmit, distribute, perform and display the Programming as provided herein, and will provide the server space for the archive of the Programming.
    (d) Yahoo grants Station a non-exclusive, worldwide, royalty-free license to use, reproduce, distribute and display the Yahoo Brand Features in connection with Station's marketing and promotion of the Programming, provided that in all such cases, Station's uses of the Yahoo Brand Features are approved in advance by Yahoo in writing and are in compliance with Yahoo's trademark usage guidelines.

 3.      STATION COVENANTS:

    (a) Station hereby grants to Yahoo and its Affiliates (i) the worldwide, ***, royalty-free right and license to encode, store, publicly distribute, transmit, perform, display, copy, prepare derivative works, and market the Programming on the System solely for the purposes contemplated in paragraph 2(c) of this Agreement, for the term of this Agreement; (ii) the worldwide, ***, royalty-free license to use, reproduce and display Station's Brand Features and the Materials in connection with the presentation of the Programming on the Yahoo Properties, and in connection with the marketing and promotion of the Programming and the Yahoo Properties subject to reasonable quality control standards; (iii) the right to use excerpts from the Programming and Materials, including still images and likenesses, for general business purposes and for promotion of the Yahoo Properties provided appropriate ownership credit is granted to Station; and (iv) the right to grant any sublicenses reasonably necessary to carry out the activities contemplated under this Agreement, subject to prior written approval by Station. In addition, Station grants Yahoo and its Affiliates the right to maintain a copy of the Programming for a period not to exceed thirty (30) days to be made available for on-demand access and use on the System during the term of this Agreement. Nothing in this Agreement obligates Yahoo to provide Station at any time any physical embodiment or electronic copy of any stored images encoded by Yahoo under this Agreement.
    (b) Station will provide current schedules, lists of artists, bands, musicians and guests, where applicable, and updates of Programming which shall be made available to Yahoo through Station's website.
    (c) Station agrees to pay Yahoo a fee equal to *** for streaming the Programming at a *** rate during the term of this Agreement. Station agrees to pay Yahoo an additional fee equal to *** for streaming the Programming at a *** rate during the term of this Agreement. Station agrees to pay Yahoo an additional fee equal to $3,000 per month for streaming the Programming at a 100Kbps rate to up to *** simultaneous users during the term of this Agreement. Such fees will be due and payable within *** days after receipt by Station of an invoice from Yahoo.
    (d) Station agrees to provide Yahoo access to the Programming and to provide technical assistance to Yahoo in accessing the Programming as necessary.

    (e) Station acknowledges that Yahoo does not make any representations or warranties regarding the ability or exposure of the System.

    (f) Station hereby agrees that it will use any information and data collected by Yahoo on behalf of Station or otherwise provided to Station pursuant to this Agreement, if any, in accordance with any and all applicable laws and regulations, federal or state, governing the use of user information, including any and all applicable privacy laws. Station

*** Portions of this Exhibit have been omitted based upon a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                       1

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         acknowledges that Yahoo has the right, at Yahoo's sole discretion, to provide notice to users where any information is being collected by Yahoo on behalf of Station, including links to Station's privacy policy, if any. Further, Station will use such information and data only as authorized by the user, and shall not disclose, sell, license or otherwise transfer any such user information to any third party or use the user information for the transmission of "junk mail," "spam," or any other unsolicited mass distribution of information.

4.       CONFIDENTIALITY:

         The terms and conditions of this Agreement are confidential and may not be disclosed by Yahoo or Station to any third parties except to their professional advisors, or except: (1) to the extent necessary to comply with any applicable federal, state, and/or local laws, to comply with any regulatory requirements or mandates, or to comply with a valid order of a court of competent jurisdiction, in which event the disclosing party shall notify the other party as promptly as practicable (and, if possible, prior to making any disclosure) and shall in all cases seek confidential treatment of this Agreement; (2) as part of its normal reporting or review procedure to its parent company, accountants, auditors, and its attorneys, provided such parent company, accountants, auditors and attorneys agree to be bound by the provisions of this Agreement, (3) as part of normal and customary due diligence in seeking potential acquisition, merger, joint venture or strategic alliance and/or investment partners or suitors, provided such receiving party agree to be bound by the provisions of this Agreement, or (4) as necessary or appropriate in order to enforce either parties rights under this Agreement. Neither Party shall make any public announcement regarding the existence or content of this Agreement without the other party's prior written approval and consent.

5.       REPRESENTATIONS AND WARRANTIES:

    (a) Each Party has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by each Party, constitutes the valid and binding agreement of such Party, and is enforceable against such Party in accordance with its terms.
    (b) Station hereby represents and warrants to Yahoo that (i) the Programming is owned or licensed by Station, (ii) Station holds all rights material to this Agreement throughout the world, (iii) the encoding, storage, transmission, retransmission, distribution, performance, display and broadcast of the Programming and Materials by Yahoo, and all copying contemplated by this Agreement or necessary to effectuate these activities, and Yahoo's exercise of any other rights granted by Station herein, will not violate or infringe any right of privacy, personality or publicity, any Intellectual Property Right, or any other right of any third party, or result in any tort, injury, damage or harm to any person, (iv) the Programming and Materials as provided by Station to Yahoo do not contain any libelous, defamatory, obscene or slanderous material, and (v) Station has the worldwide right to license to Yahoo the right to encode, store, transmit, perform, retransmit, duplicate, and publicly distribute the Programming and the Materials on the System and all other rights as provided herein. It is understood and agreed that Yahoo does not intend and will not be required to edit or review for accuracy or appropriateness any Programming or Materials.
    (c) Station will be solely responsible for the acquisition of any and all third party clearances, permissions and licenses which are necessary in connection with the broadcast by Yahoo of the Programming, including, without limitation, with respect to the use of any copyrighted and/or trademarked materials and the use of any names, likenesses and/or biographical materials, and for the payment of any and all applicable guild fees and for any and all residuals, payments, fees or royalties, if any, payable under any collective bargaining agreement or otherwise. By way of example, and not limitation or obligation, as between Yahoo and Station, Station would be liable to pay any residuals required to be paid under any "Basic Agreement" of the Director's Guild of America, the Writer's Guild of America, or the Screen Actor's Guild for "Supplemental Market" showings of the Programming.

6.       INDEMNIFICATION:

    *** Station, at its own expense, will indemnify, defend and hold harmless Yahoo, its Affiliates and their employees, representatives, agents and affiliates from and against any and all losses, claims, damages, liabilities, obligations, penalties, judgments, awards, costs, expenses and disbursements, including without limitation, the costs, expenses and disbursements, as and when incurred, of investigating, preparing or defending any action, suit, proceeding or investigation, caused by, relating to, based upon, arising out of or in connection with (i) any breach by Station of the representations or warranties made by it under this Agreement, (ii) the transmission, retransmission, distribution or broadcast of the Programming by Yahoo or its Affiliates, or (iii) any other claim with respect to the Programming.
         ***

*** Portions of this Exhibit have been omitted based upon a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


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         penalties, judgments, awards, costs, expenses and disbursements, including without limitation, the costs, expenses and disbursements, as and when incurred, of investigating, preparing or defending any action, suit, proceeding or investigation, caused by, relating to, based upon, arising out of or in connection with any breach by Yahoo of the representations or warranties made by it under this Agreement.

7.       TERM AND TERMINATION:

    (a)  This Agreement shall be effective commencing April 1, 2000 and ending
         ***.
    (b) Notwithstanding the foregoing, this Agreement may be terminated by either Party immediately upon notice if the other Party: (i) becomes insolvent; (ii) files a petition in bankruptcy; (iii) makes an assignment for the benefit of its creditors; or (iv) breaches any of its obligations under this Agreement in any material respect, which breach is not remedied within *** following written notice to such Party.
    (c) Yahoo may immediately cease the broadcast of any Programming should Yahoo become aware of facts or circumstances from which it is apparent that the transmission of such Programming by Yahoo as contemplated herein infringes upon a copyright of a third party.
         ***
    (e) Any termination pursuant to Paragraph 7(b) or 7(d) shall be without any liability or obligation of the terminating party, other than with respect to any breach of this Agreement prior to termination and payment of any fees due hereunder. All provisions hereof regarding amounts payable by Station to Yahoo shall survive the expiration or termination of this Agreement until such amounts are paid in full by Station; further provided, Paragraphs 1, 4, 5, 6, 8, 9, and this Paragraph 7(e), and all portions of this Agreement limiting the use of any confidential information, shall survive termination or expiration of this Agreement.

8.       OWNERSHIP:

    (a) Yahoo acknowledges and agrees that: (i) as between Station on the one hand, and Yahoo on the other, Station owns all right, title and interest in the Station Brand Features; (ii) nothing in this Agreement shall confer in Yahoo any right of ownership in the Station Brand Features, and (iii) neither Yahoo or its Affiliates shall now or in the future contest the validity of the Station Brand Features.
    (b) Station acknowledges and agrees that: (i) as between Station on the one hand, and Yahoo on the other, Yahoo owns all right, title and interest in any Yahoo Property and the Yahoo Brand Features; (ii) nothing in this Agreement shall confer in Station any license or right of ownership in the Yahoo Brand Features; and (iii) Station shall not now or in the future contest the validity of the Yahoo Brand Features.

9.       GENERAL:

    (a) This Agreement and its exhibits shall constitute the complete and exclusive agreement between the Parties with respect to the subject matter hereof, superseding and replacing any and all prior agreements, communications and understandings, both written and oral, regarding such subject matter.
    (b) This Agreement shall be governed by and construed in accordance with the laws of the state of California, without reference to conflicts of laws rules, and without regard to its location of execution or performance. The Parties agree that any disputes concerning the subject matter of this Agreement must be filed in either the Superior Court for the County of Santa Clara or the United States District Court for the Northern District of California.
    (c) If Yahoo develops and displays materials on the Yahoo Properties to advertise the Programming, such materials may incorporate the materials delivered from Station to Yahoo under this Agreement. Notwithstanding anything in this Agreement to the contrary, Yahoo will have sole and absolute discretion to determine all aspects of the Yahoo Properties, including the content, structure and sequence of all material appearing in the Yahoo Properties provided that in all such cases, Yahoo's uses of materials delivered from Station are approved in advance by Station in writing and are in compliance with Station's trademark usage guidelines. Yahoo reserves the right to reject or remove any materials from the Yahoo Properties for any reason at any time, regardless of any prior acceptance, display or transmission of any such materials, and Yahoo reserves the right to modify the Yahoo Properties in its sole discretion at any time during the term of this Agreement.
    (d) EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, YAHOO DOES NOT MAKE, AND HEREBY SPECIFICALLY DISCLAIMS, ANY OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE SERVICES PROVIDED HEREUNDER, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE.

*** Portions of this Exhibit have been omitted based upon a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


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    (e)  UNDER NO CIRCUMSTANCES SHALL YAHOO OR A YAHOO AFFILIATE BE LIABLE TO
         STATION FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, EXEMPLARY OR INCIDENTAL DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE), AND EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS. UNDER NO CIRCUMSTANCES SHALL YAHOO OR A YAHOO AFFILIATE BE LIABLE TO STATION FOR ***.
    (f) YAHOO SHALL NOT BE LIABLE FOR ANY LOSS OF DATA, OR ANY INTERRUPTION OF SERVICE, DUE TO ANY CAUSE.
    (g) The Parties hereto are independent parties, and no partnership, joint venture, enterprise or employment relationship shall be created or inferred by the existence or performance of this Agreement.
    (h) If any provision of this Agreement is found invalid or unenforceable, that provision will be enforced to the maximum extent permissible and the other provisions of this Agreement will remain in force. This Agreement may only be modified, or any rights under it waived, by a written document executed by both Parties. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute a single instrument. Execution and delivery of this Agreement may be evidenced by a facsimile transmission. The headings of this Agreement are for convenience of reference only, and do not limit or alter the Parties' respective rights or obligations under this Agreement. No failure of a Party to exercise or enforce any of its rights under this Agreement will act as a waiver of such rights.
    (i) This Agreement will bind and inure to the benefit of each Party's permitted successors and assigns. Neither Party may assign this Agreement, in whole or in part, without the other Party's written consent; PROVIDED, HOWEVER, that either Party may assign this Agreement without such consent in connection with any merger, consolidation, any sale of all or substantially all of such Party's assets or any other transaction in which more than fifty percent (50%) of such Party's voting securities are transferred. Any attempt to assign this Agreement other than in accordance with this provision shall be null and void.
    (j) All notices, requests and other communications called for by this Agreement shall be deemed to have been given immediately if made by telecopy or electronic mail (confirmed by concurrent written notice sent first class U.S. mail, postage prepaid), if to Yahoo at 2914 Taylor Street, Dallas, Texas 75226, Fax: *** Attention: Vice President (e-mail: ***), with a copy to its Legal Department (e-mail: ***), and if to Station at the physical and electronic mail addresses set forth on the signature page of this Agreement, or to such other addresses as a Party shall specify to the other Parties. Notice by any other means shall be deemed made when actually received by the Party to which notice is provided.

IN WITNESS WHEREOF, the Parties hereto have caused the foregoing agreement to be signed by a duly authorized agent of each Party, the day and year first above written.

YAHOO! INC.                                          STATION

By: /s/ Kevin W. Parke                               By:/s/ Anthony L. Escamilla
    -----------------------                             --------------------------

Name: Kevin W. Parke                                 Name: Anthony L. Escamilla

Title:  Vice President                               Title:  Executive Vice President

Address:  2914 Taylor Street                         Address: 71 Great Pasture Road
           Dallas, TX  75226                                  Redding, CT 06896

Telephone: ***                                       Telephone: ***

Telecopy:  ***                                       Telecopy: ***

Email: ***                                           Email: ***


*** Portions of this Exhibit have been omitted based upon a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.



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                                    EXHIBIT A

                                   DEFINITIONS

    "ACCESS PAGE" shall mean the Web page(s) with Station Brand Features and Yahoo Brand Features located at such URL(s) designated by Yahoo in its sole discretion through which the Programming will be accessible.

    "AFFILIATE" shall mean any company or any other entity world-wide in which Yahoo owns at least a *** ownership, equity, or financial interest, including, without limitation, corporations, partnerships, joint ventures, and limited liability companies.

    "INTELLECTUAL PROPERTY RIGHTS" shall mean all rights in and to trade secrets, patents, copyrights, trademarks, know-how, as well as moral rights and similar rights of any type under the laws of any governmental authority, domestic or foreign.

    "INTERNET" shall mean the collection of computer networks commonly known as the Internet, and shall include, without limitation, the World Wide Web.

    "MATERIALS" shall mean all text, graphics, Station Brand Features, photographs, links and all other material provided by Station to Yahoo for inclusion on the Access Page or elsewhere on the System.

    "PROGRAMMING" shall include the audio and video of up to *** per day, *** days per week of those broadcasts including all commercial and other breaks which may be contained in such broadcasts of Station.

    "STATION AFFILIATE" shall mean any company or any other entity world-wide in which Station owns at least a *** ownership, equity, or financial interest, including, without limitation, corporations, partnerships, joint ventures, and limited liability companies.

    "STATION BRAND FEATURES" shall mean all trademarks, service marks, logos and other distinctive brand features of Station and Station Affiliates.

    "SYSTEM" shall mean any wireless network (including, without limitation, third generation networks (3G), direct broadcast satellites, microwave dish facilitated data transmission, Vertical Blanking Interval (VBI), wireless cable and data broadcasting, Teledesic, Iridium and other satellites, and any and all other wireless networks) or wired network (including, without limitation, the Internet, the Internet II, or any other online services network which utilizes computer terminals, terminal servers, modems, cable modems, HFC, coaxial cable, xDSL, routers, splitters, switches, multicasting technology, power lines, or other high speed data connections and any and all other wired networks) that distributes audio, video, or other programming using digital algorithms, one and/or two-way digital services, or any other means now existing or hereafter created (except AM/FM radio broadcast stations).

    "YAHOO BRAND FEATURES" shall mean all trademarks, service marks, logos and other distinctive brand features of Yahoo that are used in or relate to a Yahoo Property.

    "YAHOO PROPERTIES" shall mean any Yahoo or Yahoo Affiliate branded or co-branded media properties developed in whole or in part by Yahoo or its Affiliates and distributed or made available by Yahoo or its Affiliates.


*** Portions of this Exhibit have been omitted based upon a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


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                                       Exhibit B
                                       ---------

Content shall be in the form of ***












*** Portions of this Exhibit have been omitted based upon a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.